SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a -12 or § 240.1a -12

HC Innovations, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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HC INNOVATIONS, INC.
10 Progress Drive, Suite 200
Shelton, Connecticut 06486

May 22, 2008

Dear Stockholder:

     You are cordially invited to attend our annual meeting of stockholders to be held at 10:00 a.m. on Tuesday, June 24, 2008 at our offices located at 10 Progress Drive, Suite 200, Shelton, Connecticut 06486.

     At the meeting you will be asked to (i) elect five directors to our Board of Directors, (ii) ratify our appointment of Carlin, Charron & Rosen, LLP as our independent registered public accounting firm and (iii) vote on a proposal to approve the HC Innovations, Inc. 2008 Incentive Compensation Plan. In addition, we will be pleased to report on the affairs of HC Innovations, Inc. and a discussion period will be provided for questions and comments of general interest to stockholders.

     We look forward to personally greeting those stockholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Thank you for your cooperation.

Very truly yours,

David Chess, M.D. President and Chief Executive Officer

HC INNOVATIONS, INC.

____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

____________________

Shelton, Connecticut
May 22, 2008

     Notice is hereby given that the annual meeting of stockholders of HC Innovations, Inc. will be held at 10:00 a.m. on Tuesday, June 24, 2008 at our offices located at 10 Progress Drive, Suite 200, Shelton, Connecticut 06486 for the following purposes:

(1)	To elect a Board of Directors;

(2)	To ratify our selection of Carlin, Charron & Rosen, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

(3)	To vote on a proposal to approve the HC Innovations, Inc. 2008 Incentive Compensation Plan; and

(4)	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

     Our only outstanding voting securities are shares of common stock, of which 38,615,363 shares were outstanding at the close of business on May 15, 2008. Stockholders of record at the close of business on May 15, 2008 will be entitled to notice of and to vote at the annual meeting or any adjournment thereof. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our corporate headquarters at 10 Progress Drive, Suite 200, Shelton, Connecticut 06486.

     You are cordially invited to attend the meeting in person. If you are unable to attend the meeting in person please complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. If you attend the meeting you may revoke your proxy and vote your shares in person.

Emile A. Laliberte Secretary

HC INNOVATIONS, INC.
10 Progress Drive, Suite 200
Shelton, Connecticut 06486

____________________

PROXY STATEMENT
____________________

     This proxy statement contains information related to the annual meeting of stockholders of HC Innovations, Inc. to be held at 10:00 a.m. on Tuesday, June 24, 2008 at our offices located at 10 Progress Drive, Suite 200, Shelton, Connecticut 06486 and at any postponements or adjournments thereof. We are mailing copies of this proxy statement, the attached notice of annual meeting of stockholders and the enclosed proxy card, starting on or about May 22, 2008.

About the Meeting

What is the purpose of the meeting?

     At our annual meeting, stockholders are being asked to act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including (i) the election of five directors, (ii) to ratify the appointment of Carlin, Charron & Rosen, LLP as our independent registered public accounting firm and (iii) to vote on a proposal to approve the HC Innovations, Inc. 2008 Incentive Compensation Plan. In addition, our management will report on our operations and respond to questions from stockholders. The Board of Directors is not currently aware of any other matter that will come before the meeting.

Who is entitled to vote at the meeting?

     Only stockholders of record at the close of business on the record date, May 15, 2008, are entitled to receive notice of and to vote at the annual meeting or any adjournment thereof. If you were a stockholder of record on that date, you will be entitled to vote all of the shares held on that date at the meeting, or any adjournment thereof.

What are the voting rights of our stockholders?

     On May 15, 2008, there were 38,615,363 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote on each of the matters presented at the annual meeting or adjournments thereof.

What constitutes a quorum?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of common stock as of the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 38,615,363 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 19,307,682 shares will be required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. “Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the matter is one as to which the broker or nominee is not permitted to exercise discretionary voting authority.

How do I vote?

     You may vote in person at the meeting or by using the enclosed proxy card. The Board of Directors recommends that you vote by proxy even if you plan to attend the meeting. If you are a “street name” stockholder and wish to vote at the meeting, you will need to obtain a proxy form from the institution that holds your shares.

How do proxies work?

     The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the annual meeting in the manner you direct. You may vote for all, some, or none of our board of director candidates. You may also vote for or against the ratification of our selection of Carlin, Charron & Rosen, LLP as our independent registered public accounting firm and for or against the approval of the HC Innovations, Inc. 2008 Incentive Compensation Plan.

Can I change my vote after I submit my proxy?

     Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

How are nominees for election to the Board of Directors selected?

     The Board of Directors does not have a nominating committee or committee performing a similar function and does not have a formal charter addressing the nomination process. The Board of Directors believes it is appropriate not to have a nominating committee because all of the directors participate in the identification and evaluation of director nominee candidates. Typically, a director nominee candidate will be identified by one of the directors and then presented to the rest of the Board of Directors for consideration.

     The Board of Directors will consider candidates for directors suggested by members of the Board of Directors, our stockholder, third-party search firms or other appropriate sources. As a stockholder you may recommend any person for consideration as a nominee for director by writing to The Board of Directors, c/o HC Innovations, Inc. 10 Progress Drive, Shelton, CT 06484. Recommendations must be received by February 5, 2009 to be considered for the 2009 Annual Meeting of Stockholders. Recommendations must include the name and address of the stockholder making the recommendation, a representation setting forth the number of shares of our common stock beneficially owned by the recommending stockholder, a statement that the recommended nominees has expressed his or her intent to serve on the Board of Directors if elected, biographical information about the recommended nominee, any other information the stockholder believes would be helpful to the Board of Directors in evaluating the recommended nominee. The Board of Directors will consider director candidates who have relevant business experience, are accomplished in their respective fields and who possess the skill and expertise to make a significant contribution to the Board of Directors and HC Innovations. Director nominees should have high-leadership business experience, knowledge about issues affecting our business and the willingness to apply sound and independent business judgment. The evaluation process for stockholder recommendations is the same as candidates recommended for any other source.

What are the Board of Directors’ recommendations?

     If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director nominees, the ratification of Carlin, Charron & Rosen, LLP as our independent registered public accounting firm and the approval of the HC Innovations, Inc. 2008 Incentive Compensation Plan. If any other matters are properly presented for consideration at the meeting, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment. In summary, the Board of Directors recommends a vote:

  For the election of the nominated directors;

  For the ratification of Carlin, Charron & Rosen, LLP as our independent registered public accounting firm; and

  For the approval of the HC Innovations, Inc. 2008 Incentive Compensation Plan.

What vote is required to approve each item?

     Election of Directors. The affirmative vote of a plurality of votes cast at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether or not there is a quorum present.

     Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Therefore, any abstention will have the effect of a negative vote.

     If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the

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number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who is soliciting these proxies?

     Our Board of Directors is soliciting the execution and return of the enclosed proxy card for the purposes set forth in the notice of meeting. We will bear the costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, telefax, personal interviews and other methods of communication. Although we have no present plans to hire paid solicitors to assist us in obtaining proxies, we may do so if we determine it will be helpful in obtaining stockholder approval of the matters to be voted upon at the meeting. We will pay all the fees and expenses of any firm engaged by us.

     Stockholders are urged to complete, sign, date and return the enclosed proxy in the envelope provided. In order to avoid unnecessary expense, we ask your cooperation in mailing your proxy promptly.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth as of April 30, 2008, the name and number of shares of our common stock, par value $0.001 per share, held of record by (i) each of the three highest paid persons who are our officers, (ii) our directors, (iii) beneficial owners of 5% or more of our common stock; and (iv) all of our current executive officers and directors as a group. Pursuant to the rules and regulations of the Securities and Exchange Commission, shares of common stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person shown in the table.

	SHARES	PERCENTAGE
STOCKHOLDERS’ NAME AND ADDRESS(1)	BENEFICIALLY	OWNERSHIP(2)

Dr. David Chess	10,095,822	26.2%
Emile Laliberte	—	—
Rubin Family Irrevocable Stock Trust	7,915,590	20.5%
D. Vincent Penry	2,536,022	6.6%
Stephen Urciuoli	1,889,015	4.9%
Jeffrey L. Zwicker (3)	1,050,130	2.7%
James J. Bigl (4)	375,000	1.0%
Orlo Dietrich (5)	50,000	*
Richard Rakowski (5)	50,000	*

Executive officers and directors as a group (six persons)(6)	11,620,952	29.7%

* Less than 1%

(1)	Each stockholder’s address is c/o HC Innovations, Inc., 10 Progress Drive, Suite 200, Shelton, Connecticut 06484.

(2)	Based on an aggregate of 38,615,363 shares outstanding as of April 30, 2008. For each beneficial owner any options exercisable or securities convertible into common stock within 60 days of April 30, 2008 have been included in the denominator.

(3)	Includes options to purchase 50,000 share of common stock which are fully vested and exercisable. Does not include options to purchase 200,000 shares of common stock which are not exercisable within 60 days of April 30, 2008.

(4)	Includes (i) options to purchase 100,000 shares of common stock which are fully vested and exercisable, (ii) warrants to purchase 25,000 shares of common stock held by The James J. Bigl Revocable Trust which are currently exercisable and (iii) a secured convertible note held by The James J. Bigl Revocable Trust which is currently convertible into 250,000 shares of common stock, assuming a conversion price of $1.00 per share, the lowest possible conversion price per share under the terms of the note. Mr. Bigl is the trustee of the James J. Bigl Revocable Trust and has the power to vote and dispose of the securities held by such trust. Does not include options to purchase 200,00 shares of common stock which are not exercisable within 60 days of April 30, 2008.

(5)	Consists of options to purchase 50,000 share of common stock which are fully vested and exercisable. Does not include options to purchase 200,000 shares of common stock which are not exercisable within 60 days of April 30, 2008.

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(6)	Includes (i) options to purchase 250,000 shares which may be exercised within 60 days of April 30, 2008, (ii) warrants to purchase 25,000 shares of common stock held by The James J. Bigl Revocable Trust which are currently exercisable and (iii) a secured convertible note held by The James J. Bigl Revocable Trust which is currently convertible into 250,000 shares of common stock, assuming a conversion price of $1.00 per share, the lowest possible conversion price per share under the terms of the note. Does not include options to purchase 800,000 shares of common stock which are not exercisable within 60 days of April 30, 2008.

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PROPOSAL NO. 1—ELECTION OF DIRECTORS

Directors Standing for Election

     At the annual meeting, stockholders will be asked to elect five directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. All of the nominees listed below are currently serving as our directors. Directors will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the annual meeting.

     Should one or more of these nominees be unable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for such other persons as the Board of Directors may recommend. The Board of Directors has no present knowledge that any of the persons named will be unavailable to serve.

     The directors standing for re-election are:

		Year First
		Became	Principal Occupation
Director	Age	Director	During the Past Five Years

David Chess, M.D.	54	2004	David Chess, M.D. is our President, Chief Executive Officer and a director. Dr. Chess is an Internist and Geriatrician with over 25 years as a practicing physician as well as an entrepreneur, building many successful businesses. Dr. Chess has worked in this capacity since 2002. From 1996 to 2000, Dr. Chess was the founder and President of PriMed a 60 physician multi-specialty medical group with over 16 offices in Fairfield County, Connecticut. Dr. Chess has been practicing medicine since 1985. Dr. Chess also serves as the President of Project Patient Care, a non-profit patient advocacy organization he founded in January 2000. Dr. Chess worked as a consultant to Kidd & Company, LLC, an investment banking firm in Greenwich, Connecticut from 2000 to 2001. Dr. Chess received his medical degree from Creighton University School of Medicine, performed his internal medicine internship and residency at Albert Einstein School of Medicine and was Chief Resident in internal medicine at Bridgeport Hospital. Dr. Chess is an Associate Clinical Professor of Medicine at Yale University School of Medicine.

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		Year First
		Became	Principal Occupation
Director	Age	Director	During the Past Five Years

James J. Bigl	44	2008	Jim Bigl became a director and Chairman of the Board in March 2008. Mr. Bigl is a corporate strategic advisor for several firms and leads significant organizational development activities at The ALS (Lou Gehrig’s disease) Association and the South Florida HEAT. From June 2000 to August 2004, Mr. Bigl served as President and CEO of National Medical Health Card Systems, Inc., a prescription benefit manager for employers, unions, government, and managed care groups. In addition to NMHC, Mr. Bigl has extensive experience in health plan operations, pharmacy supply chain administration, retail operations, technology, real estate, fulfillment, mergers and acquisitions, as well as being a founder/principal in several start-up operations. Mr. Bigl received undergraduate degrees in electrical engineering technology and business, an M.B.A. from Rensselaer Polytechnic Institute, and is currently matriculated in Walden University’s Ph.D. program studying leadership and organizational change.

Jeffrey L. Zwicker	65	2008	Jeffrey L. Zwicker became a director in March 2008. Mr. Zwicker was our Chief Financial Officer and Chief Operating Officer from May 2005 until his retirement in December 2007. From September 2001 until joining HC Innovations, Mr. Zwicker was an independent consultant. Mr. Zwicker served as CFO/COO and ultimately President & CEO and a Director of DeLuca, Inc. (a subsidiary of Perdue Farms, Inc) from April 1993 to August 2001. He holds a B.S. in Accounting from Quinnipiac University.

Orlo L. Dietrich	61	2008	Orlo Dietrich became a director in March 2008. Mr. Dietrich has been a consultant to Ansley Capital Group LLC since 2005. From 2004 to 2006, Mr. Dietrich was the executive chairman of WEB-TPA, a third party administrator for self-funded employers and insurance companies. Mr. Dietrich has also been a director of TrestleTree, Inc. since 2003, a director of Benefit Informatics, Inc. since 2005 and the Chairman of The Kramer Group, Inc. d/b/a TKG Technology Solutions since 2006. Mr. Dietrich holds a B.A. degree from the University of Arkansas.

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Year First
		Became	Principal Occupation
Director	Age	Director	During the Past Five Years

Richard Rakowski	56	2008	Richard Rakowski became a director in March 2008. Mr. Rakowski is currently the founding principal of Intersection, LLC, a strategy and investment firm specializing in healthcare and renewable energy and Burning Bush, LLC, an African based bio-fuels company. Mr. Rakowski has been the Chairman of TrueYou.Com Inc. since December 2005. From December 2005 until March 2007, Mr. Rakowski was also the CEO of TrueYou.Com Inc. TrueYou.com Inc. sells clinical skin care products through its wholly-owned subsidiary Cosmedicine Companies, Inc. and, prior to a sale of subsidiaries including Klinger Advanced Aesthetics LLC, operated twelve spa and salon locations. From 2003 to 2005, Mr. Rakowski was Chairman and CEO of the privately held predecessor companies to TrueYou.Com Inc., Advanced Aesthetics Inc. and Klinger Advanced Aesthetics Inc. Mr. Rakowski was also a principal of Kidd & Company, LLC from March 2002 until March 2007. Prior to joining Kidd & Company as a principal, Mr. Rakowski was President of American Healthways Corporation from 1999 until 2000. He holds a B.A. from City University of New York.

Vote Required

     The five nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as our directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE FIVE NOMINEES TO BE IN THE BEST INTEREST OF OUR STOCKHOLDERS AND RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

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What committees has the Board of Directors established?

The Board of Directors has established an Audit Committee and a Management Development and Compensation Committee.

     Audit Committee. The Audit Committee was formed by the Board of Directors in May 2008. The Audit Committee is charged with, among other things, the appointment of our independent auditors, as well as discussing and reviewing with the independent auditors the scope of the annual audit and results thereof, pre-approving the engagement of the independent auditors for all audit-related services and permissible non-audit related services, and reviewing and approving all related-party transactions. The Audit Committee also reviews interim financial statements included in our quarterly reports and reviews documents filed with the Securities and Exchange Commission. A copy of the Audit Committee’s charter is attached hereto as Annex A. Messrs. Zwicker (Chairman), Dietrich and Bigl are the current members of the Audit Committee. Messrs. Bigl and Dietrich are independent as defined under Rule 4200(a)(15) of the Nasdaq Stock Market, however, Mr. Bigl does not meet the criteria for independence of audit committee members in Rule 4350(d) of the Nasdaq Stock Market. Mr. Bigl is an audit committee financial expert as that term is defined in Item 407(d)(5) of Regulation S-K.

     Management Development and Compensation Committee. The Management Development and Compensation Committee was formed by the Board of Directors in March 2008. The Management Development and Compensation Committee is charged with, among other things, (i) reviewing and approving corporate goals and objectives relative to the Chief Executive Officer’s compensation and making recommendations to the Board of Directors; (ii) reviewing proposed candidates for senior officer positions and recommending to the Board of Directors their compensation for such senior officers; (iii) appraising the performance of our management team; (iv) recommending to the Board of Directors incentive compensation plans; (v) reviewing and approving employment agreements as well as any other compensation related agreements; (vi) periodically reviewing compensation paid to non-employee directors and (vi) overseeing succession planning and management development. A copy of the Management Development and Compensation Committee’s charter is attached hereto as Annex B. Messrs. Dietrich (Chairman), Rakowski and Bigl are the current members of the Management Development and Compensation Committee. Each of the members of the Management Development and Compensation Committee are independent as defined under Rule 4200(a)(15) of the Nasdaq Stock Market.

      Prior to the formation of the Management Development and Compensation Committee in March 2008, compensation decisions were made by the Board of Directors. Dr. Chess was the sole member of the Board of Directors until March 21, 2008 and made all decisions regarding executive compensation including the compensation paid to him. Generally, compensation for executive officers is determined based upon the operating results and financial performance of the HC Innovations as a whole and each executive officer’s individual performance.

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How often did the Board of Directors meet during fiscal 2007?

     Prior to March 21, 2008, Dr. Chess was our sole director, accordingly, the Board of Directors did not hold any formal meetings during 2007. The Board of Directors has met two times during 2008.

What is our policy regarding director attendance at annual meetings of stockholders?

     It is the policy of our Board of Directors that directors are strongly encouraged to attend all annual stockholder meetings. We did not hold an annual meeting of stockholders during 2007.

Which members of our Board of Directors are independent?

     Our Board of Directors has reviewed the materiality of any relationship that each of the directors has with us, either directly or indirectly. Based on this review, the Board of Directors has determined that each of James J. Bigl, Orlo Dietrich and Richard Rakowski are “independent directors” applying the definition of independence set forth in Rule 4200(a)(15) of the Nasdaq Stock Market.

How are directors compensated?

     Dr. Chess was our sole director during the year ended December 31, 2007 and did not receive any compensation in connection with his service as a director. On March 21, 2008, Jeffrey Zwicker, James Bigl, Orlo Dietrich and Richard Rakowski were appointed to the Board of Directors. In connection with their appointment to the Board of Directors, on March 28, 2008, each of Messrs. Zwicker, Bigl, Dietrich and Rakowski was granted an option to purchase 250,000 shares of our common stock and Mr. Bigl received an additional option to purchase 50,000 shares in connection with his service as our non-executive Chairman which vested immediately. Each option to purchase 250,000 shares of our common stock granted to each of Messrs. Zwicker, Bigl, Dietrich and Rakowski is currently vested as to 50,000 shares and will vest as to an additional 50,000 shares over four years on each anniversary of the grant date. These options were granted under the 2008 Incentive Compensation Plan which was unanimously approved by the Board of Directors on March 25, 2008 and is subject to stockholder approval at the Annual Meeting as set forth in Proposal No. 3 of this proxy statement.

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EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth the aggregate cash compensation we paid for services rendered to us during the last two years by our Chief Executive Officer and to each of our other executive officers whose annual salary, bonus and other compensation exceeded $100,000 in 2007. We refer herein to our Chief Executive Officer and these current and former executive officers collectively as the “Named Executive Officers”.

						Securities
Name and Principal	Fiscal			Other Annual	Restricted	Underlying
Position	Year	Salary		Compensation	Stock Award	Options

David Chess	2007	$100,000	(1)	—	—	—
President and CEO	2006	$100,000	(2)	—	—	—

Jeffrey L. Zwicker	2007	$200,000		—	—	—
Former Chief Financial Officer and	2006	$163,230		—	—	—
Chief Operating Officer (3)

Emile A. Laliberte	2007	$87,863		—	—	—
Acting Chief Financial Officer and	2006	—		—	—	—
Corporate Controller (4)

(1)	In addition to the $100,000 salary for the 2007 fiscal year, Dr. Chess was entitled to receive compensation from NP Care, LLC in the amount of $100,000 per annum and $20,000 per annum payable be each of five limited liability companies who are affiliated with us.

(2)	In addition to the $100,000 salary for the 2006 fiscal year, Dr. Chess was entitled to receive compensation from NP Care, LLC in the amount of $100,000 per annum.

(3)	Mr. Zwicker retired, effective as of December 31, 2007, as our Chief Financial Officer and Chief Operating Officer and was appointed to our Board of Directors on March 21, 2008.

(4)	Mr. Laliberte was appointed as our Chief Financial Officer and Corporate Controller effective as of December 31, 2007.

Employment Agreements

     We do not have employment agreements with any of our executive officers, but anticipate entering into such agreements in the near future.

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Outstanding Equity Awards at Fiscal Year End

     None of the named executive officers had any outstanding equity award holdings at December 31, 2007.

Potential Payments Upon Termination or a Change of Control

Severance Agreements

     Mr. Zwicker retired as our Chief Financial Officer and Chief Operating Officer effective as of December 31, 2007. In connection with Mr. Zwicker’s retirement we entered into a Separation Agreement with him dated December 20, 2007, pursuant to which Mr. Zwicker shall receive approximately $100,000, or one-half of his then current annual salary of $200,000, paid over twelve months from the effective date of the Separation Agreement. In addition, we will continue to provide health and dental coverage for Mr. Zwicker. The Separation Agreement contains customary non-compete and confidentiality provisions. Mr. Zwicker was appointed to our Board of Directors on March 21, 2008.

2008 Incentive Compensation Plan

     Unless provided otherwise in an award agreement, in the event a change in control of the company occurs, each award outstanding under the 2008 Incentive Compensation Plan immediately prior to the change in control may be terminated or assumed and converted into an alternative award by the acquiring company, subject to post-change-in-control severance protection.

     In general, except as otherwise determined by the Management Development and Compensation Committee, any outstanding award that is not assumed and converted into an alternative award will become fully vested immediately before the change in control, and the shares covered by the award will either participate in the change in control or be redeemed for cash or shares, as determined by the Management Development and Compensation Committee.

     Under the 2008 Incentive Compensation Plan, a change in control includes:

  the acquisition of 50% or more of our common stock, subject to certain exceptions, including, for example, if David Chess maintains beneficial ownership of more than 25% of our common stock;

  a change in a majority of the members of our Board of Directors;

  the completion of a merger, consolidation or reorganization, subject to certain exceptions, including, for example, where the holders of our common stock before the transaction own more than 50% of the stock of the surviving corporation; or

  stockholder approval of a complete liquidation or dissolution of the company.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We consolidate all controlled subsidiaries, which control is effectuated through ownership of voting common stock or by other means. In states where Enhanced Care Initiatives, Inc., our wholly owned subsidiary (“ECI”), is not permitted to directly own a medical operation due to corporate practice of medicine laws in those states, it performs only non-medical administrative and support services, does not represent to the public or its clients that it offers medical services and does not exercise influence or control over the practice of medicine. In those states, ECI conducts business through limited liability companies that it controls through Dr. Chess, our Chief Executive Officer, as the sole member, and it is these affiliated limited liability companies that employ advanced practice nurse practitioners who practice medicine. In such states, ECI generally enters into exclusive long-term management services agreements with the limited liability companies that operate the medical operations that restricts the member(s) of the affiliated limited liability companies from transferring their ownership interests in the affiliated limited liability companies and otherwise provides ECI or its designee with a controlling voting or financial interest in the affiliated limited liability companies and their operations. The underlying limited liability company entities, which are required to be consolidated under Financial Accounting Standards Board (“FASB”) Interpretation No. 46, as revised, “Consolidation of Variable Interest Entities”, would also be consolidated under the provisions of Emerging Issues Task Force No. 97-2, “Application of FASB Statement No. 94 and APB Opinion No. 16 to Physician Practice Management Entities and Certain Other Entities with Contractual Management Arrangements”. The limited liability companies have been determined to be variable interest entities due to the existence of a call option under which ECI has the ability to require the member(s) of all of the voting equity interests of the limited liability companies to transfer their equity interests at any time to any person specified by ECI and vote the member(s) interests as ECI instructs. This call option agreement represents rights provided through a variable interest other than the equity interest itself that caps the returns that could be earned by the equity holders. In addition, we have an exclusive long-term management services agreement with each of the limited liability companies and the member(s) of the limited liability companies which allows us to direct all of the non-clinical activities of the limited liability companies, retain all of the economic benefits, and assume all of the risks associated with ownership of the limited liability companies. In this manner, we have all of the economic benefits and a risk associated with the limited liability companies, but has disproportionately few voting rights.

     As of December 31, 2006 we owed Dr. Chess, our Chief Executive Officer, and his brother a total of $285,000. During 2007, we borrowed on a short-term basis an additional $50,000 from Dr. Chess and repaid the note with accrued interest during the fourth quarter of 2007. We also repaid $50,000 to Dr. Chess’ brother during the fourth quarter of 2007 resulting in a balance payable to Dr. Chess as of December 31, 2007 of $235,000.

     In addition to the salary received from us, Dr. Chess draws compensation from NP Care, LLC at the annual rate of $100,000 and from five of our other affiliated limited liabilities companies at the annual rate in the aggregate amount of $100,000, in the form of guaranteed payments. NP Care, LLC is one of the limited liability companies that ECI conducts business through, which is controlled by Dr. Chess as the sole member.

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     In January of 2008 we borrowed $250,000 from James Bigl, our Chairman, in the form of a Secured Convertible Note. The note provides a conversion feature allowing the note holder to convert the debt into our common stock at an exchange rate equal to 70% of the average of the lowest bid prices for our common stock for 20 consecutive trading days immediately preceding the conversion date subject to a floor of $1.00.

     On December 20, 2007, we entered into a Separation Agreement with Jeffrey L. Zwicker, a member of our Board of Directors, providing for Mr. Zwicker’s retirement as our Chief Financial Officer and Chief Operating Officer, effective December 31, 2007. Under the terms of the Separation Agreement, Mr. Zwicker shall receive approximately $100,000, or one-half of his then current annual salary of $200,000, paid over twelve (12) months from the effective date of the Separation Agreement. In addition, we will continue to provide health and dental coverage for Mr. Zwicker. The Separation Agreement contains customary non-compete and confidentiality provisions.

     On January 15, 2008, James Bigl, our Chairman, purchased through The James J. Bigl Revocable Trust Twelve-Month 10% Secured Convertible Notes in the principal face amount of $250,000 and a warrant for the purchase of 25,000 shares of our common stock through our offering in the fourth quarter of 2007. Mr. Bigl is the trustee of the James J. Bigl Revocable Trust.

     As set forth in the Audit Committee’s charter, related party transactions are generally reviewed by the entire Audit Committee with any interested director recusing himself from the discussion. In the event the Audit Committee determines it necessary, a special committee will be designated to review and approve any such related party transactions.

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SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than ten (10%) percent of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership on Form 3 and reports of changes in ownership of common stock on Forms 4 or 5. Such persons are required by the Securities and Exchange Commission regulations to furnish us with copies of all such reports they file.

     Based solely on our review of Forms 3, 4 and 5, and amendments thereto which have been furnished to us, we believe that during the year ended December 31, 2007, all of our officers, directors and beneficial owners of more than 10% of any class of equity securities, timely filed, reports required by Section 16(a) of the Exchange Act of 1934, as amended, except that each of Dr. Chess and Mr. Zwicker failed to file a Form 3 on a timely basis. These reports were subsequently filed with the SEC.

AUDIT COMMITTEE REPORT

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the information by reference, and shall not otherwise be deemed filed under such Acts.

     Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal control. On behalf of the Board of Directors, the Audit Committee, among other things, reviews and monitors the financial reporting process, the systems of internal control, the audit process, the independence and performance of our independent registered public accounting firm and the process for monitoring compliance with laws and regulations. The Board of Directors formed the Audit Committee on May 14, 2008. Prior to the formation of the Audit Committee the entire Board of Directors acted as the Audit Committee. The members of the Audit Committee are Jeffery Zwicker (Chairman), Orlo Dietrich and James Bigl. On May 14, 2008, the Board of Directors adopted a written charter for the Audit Committee a copy of which is attached hereto as Annex A.

     Prior to the formation of the Audit Committee, the Board of Directors reviewed the financial statements and related Securities Exchange Commission filings with management and discussed with Carlin, Charron & Rosen, LLP, our independent registered public accounting firm for the year ended December 31, 2007, the matters required to be discussed by Statement of Auditing Standard No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Board of Directors received from Carlin, Charron & Rosen LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with Carlin, Charron & Rosen LLP its independence. The Board of

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Directors (prior to the formation of the Audit Committee) or the Audit Committee (after the formation thereof) has reviewed the audit fees of Carlin, Charron & Rosen LLP and any non-audit services and fees, to assure compliance with our and the Audit Committee’s policies restricting the independent registered public accountants from performing services that might impair their independence.

     After reviewing and discussing the financial statements, and in reliance upon the matters reviewed and discussed with Carlin, Charron & Rosen LLP above, and without other independent verification, the Board of Directors approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2007 filed with the Securities and Exchange Commission on April 1, 2008.

Board of Directors, David M. Chess, M.D. James Bigl Orlo Dietrich Richard Rakowski Jeffrey Zwicker

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AUDIT FEES

     The following is a summary of the fees billed to us by Carlin, Charron & Rosen, LLP for professional services rendered for 2007 and 2006:

Fee Category	2007 Fees	2006 Fees
Audit Fees	$169,600	$90,875
Audit-Related Fees	$22,405	$71,872
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees	$192,005	$162,747

     Audit Fees. Consists of fees and expenses incurred for professional services rendered for the audit of our annual consolidated financial statements and review of the interim consolidated financial statements included in our Form 10-KSB for the year ended December 31, 2007 and our Form 10-QSB filing for interim reviews in 2007, and services that are normally provided by Carlin, Charron & Rosen, LLP in connection with statutory and regulatory filings or engagements, regardless of when the fees and expenses were billed.

      Audit Related Fees. Consists of fees and expenses for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”. These services include services related to accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

     Tax Fees. Consists of fees and expenses for professional services related to tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense, acquisition and divestiture tax planning.

     All Other Fees. Consists of fees and expenses for products and services other than the services reported above.

Pre-Approval Policies

     The Audit Committee was formed in by the Board of Directors on May 14, 2008. Prior to the formation of the Audit Committee the entire Board of Directors acted as the Audit Committee. The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services. With respect to audit services and permissible non-audit services not previously approved, the Audit Committee has authorized the Chairman of the Audit Committee to approve such audit services and permissible non-audit services, provided the Chairman informs the Audit Committee of such approval at its next regularly scheduled meeting. All “Audit Fees” and “Audit-Related Fees” set forth above were performed prior to the formation of an Audit Committee and were pre-approved by the Board of Directors.

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PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Subject to ratification by the stockholders, our Board of Directors has appointed Carlin, Charron & Rosen, LLP as independent registered public accounting firm to audit our financial statements for the year ending December 31, 2008.

     A representative of Carlin, Charron & Rosen, LLP is expected to be present at the annual meeting. The representative will have the opportunity to make a statement if he or she so desires and will also be available to answer inquiries.

Vote Required

     While stockholder ratification is not required for the selection of Carlin, Charron & Rosen, LLP, as the Board of Directors is responsible for selecting our independent registered public accounting firm, we are submitting this selection for ratification at the annual meeting with a view toward soliciting the stockholder opinion, which will be taken into consideration in future deliberations.

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the meeting is required for the ratification of our appointment of Carlin, Charron & Rosen, LLP as our independent registered public accounting firm. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining whether there is a quorum. Abstentions will not be voted, although they will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, and thereby increases the number of affirmative votes required to approve this proposal.

THE BOARD OF DIRECTORS DEEMS THE SELECTION OF CARLIN, CHARRON & ROSEN, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008 TO BE IN THE BEST INTEREST OF HC INNOVATIONS, INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE FOR RATIFICATION OF OUR SELECTION.

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PROPOSAL NO. 3—APPROVAL OF THE HC INNOVATIONS, INC.
2008 INCENTIVE COMPENSATION PLAN

     The Board of Directors believes that incentive-based compensation programs are an important element of our continued financial and operational success. In March 2008, the Board of Directors adopted our 2008 Incentive Compensation Plan (the “Incentive Plan”). Our stockholders are being asked to approve the Incentive Plan so that, among other things, we will be able to qualify for certain income tax benefits. For example, stockholder approval will enable us to grant “incentive stock options” to employees under Section 422 of the Internal Revenue Code and will allow us to grant awards that can qualify for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Internal Revenue Code.

     A summary of the Incentive Plan is provided below and is qualified in its entirety by reference to the full text of the Incentive Plan. A copy of the Incentive Plan is attached to this proxy statement as Annex C. As of May 21, 2008, the closing price of our common stock was $0.73.

Material Provisions of the Incentive Plan

Purposes

The purposes of the Incentive Plan are to:

  Provide a means for eligible personnel to develop a sense of proprietorship and personal involvement in our financial success;

  Encourage eligible personnel to devote their best efforts to our business and enhance stockholder value;

  Help the company attract qualified personnel; and

  Align the interests of eligible personnel with the interests of our stockholders.

Administration

     The Incentive Plan will be administered by the Management Development and Compensation Committee of the Board of Directors (the “Committee”). The Committee will have full authority to interpret and oversee the operation of the Incentive Plan. The Committee may delegate administrative duties and powers, subject to limitations set forth in the Incentive Plan.

Term

     The Incentive Plan became effective as of March 25, 2008 (the date it was approved by the Board of Directors). The Incentive Plan will terminate ten years from the effective date, or earlier in specified circumstances under the Incentive Plan.

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Eligibility

     In general, all employees, non-employee directors and other individuals providing services to us or any of our subsidiaries are eligible to participate in the Incentive Plan. The Committee is authorized to designate award recipients. We have approximately 305 employees who are eligible to receive awards under the Incentive Plan.

Types of Awards

     The Incentive Plan is an “omnibus” plan under which we can make various types of awards, including the following:

•	Restricted Stock	•	Performance Shares

•	Restricted Stock Units	•	Performance Share Units

•	Stock Options	•	Performance Units

•	Stock Appreciation Rights	•	Performance-Based Cash Incentive Awards

•	Deferred Stock Units	•	Other Stock-Based Awards

Shares Available for Awards

     We may issue up to 6,948,073 shares of our common stock under the Incentive Plan, subject to adjustment for changes in our capital structure or a reorganization of the company. Shares issued under the Incentive Plan may be authorized and unissued shares, treasury shares or any combination of the two. Shares covered by awards that are forfeited, cancelled or otherwise terminated without the issuance of shares or are settled in cash will remain available for issuance pursuant to new awards under the Incentive Plan. The full number of shares covered by stock appreciation rights that are exercised for shares will be counted against the number of shares that remain available under the Incentive Plan, as will shares repurchased on the open market with the proceeds of an option exercise under the Incentive Plan.

Award Limits

     No more than 2 million shares of common stock may be issued to an individual participant under awards granted in a calendar year. The maximum cash incentive award that may be earned by a participant for any calendar year is $1 million (plus the participant’s unused dollar limit from any prior year). The maximum number of shares that may be issued pursuant to incentive stock options granted under the Incentive Plan is 6,948,073.

Descriptions of Awards

     Stock Options. A stock option is a right to purchase shares of our common stock at a price fixed on the grant date, subject to restrictions and conditions as determined by the Board of Directors. Grants of options under the Incentive Plan may be incentive stock options (assuming stockholder approval, as proposed) or non-qualified stock options under the Internal Revenue Code. The exercise price may not be less than the fair market value of our common stock on the option grant date. A participant may pay the exercise price in cash, by delivering unrestricted

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shares to the company having a value at the time of exercise equal to the exercise price, by a cashless broker-assisted exercise, by a combination of these methods or any other method approved by the Committee. Options may not be re-priced in the absence of stockholder approval. No option may be exercisable after the tenth anniversary of the grant date. The holder of an option will have no rights as a stockholder with respect to the underlying shares unless and until the shares are issued upon exercise.

     Stock Appreciation Rights (SARs). A stock appreciation right, or SAR, entitles a participant to receive upon exercise a payment equal to the difference between the grant price of the SAR and the market price of our common stock on the date of exercise. The settlement of an SAR may be in the form of cash, shares, a combination of cash and shares or in any other manner, as determined by the Committee. The grant price of an SAR may not be less than the fair market value of our common stock on the grant date. SARs may not be re-priced without stockholder approval. No SARs may be exercisable after the tenth anniversary of the grant date.

     Restricted Stock and Restricted Stock Units. Restricted stock is common stock that is subject to restrictions and conditions as determined by the Committee. Restricted stock awards may vest on the basis of the satisfaction of performance conditions established by the Committee or on the passage of time. Unless otherwise determined by the Committee, recipients of restricted stock are entitled to vote their shares of restricted stock but are not entitled to receive dividends with respect to the shares.

     A restricted stock unit is a right to receive one share of our common stock or cash equal to the value of one share at the end of a specified period, subject to such conditions as are determined by the Committee. Restricted stock units may vest on the basis of the satisfaction of performance conditions established by the Committee or on the passage of time. Restricted stock units may be settled in shares or cash at the Committee’s discretion. The holder of a restricted stock unit award has no rights as a stockholder with respect to the underlying shares unless and until the award vests and the award is settled in shares. However, the Committee may provide for the payment of dividend equivalents in the form of cash or shares in an amount equal to the dividends that would have been payable if the shares were outstanding.

     Performance Shares, Performance Units and Performance Share Units. A performance share is a share of restricted stock subject to performance-based conditions as determined by the Committee. A performance unit is a right to receive a cash denominated award, payable in cash or shares, subject to specified performance-based conditions. A performance share unit is a restricted stock unit award pursuant to which the number of shares and/or the vesting of the award is subject to performance-based conditions. Subject to the terms of the Incentive Plan, after the applicable performance period has ended, the holder of performance shares, performance units and/or performance share units will be entitled to the number of performance shares, the value of the performance units and/or performance share units earned by the participant, based on the attainment of the applicable performance goals. In general, performance shares, performance units and performance share units are payable in cash or shares as set forth in the applicable award agreement. Any shares issued in settlement of these awards may be subject to restrictions as determined by the Committee.

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     Deferred Stock Units. A deferred stock unit is a right to receive one share of our common stock or cash equal to the value of one share, subject to deferred distribution or payment conditions and other restrictions, as determined by the Committee. The Committee may allow a participant to defer receipt of all or a portion of his annual base salary and incentive compensation, other than stock options or SARs, and instead receive an award of deferred stock units. The number of deferred stock units payable is calculated by dividing (1) the amount of the deferred compensation by (2) the fair market value of our common stock on the date the compensation is payable. Upon the grant of deferred stock units, we will establish a notional account for the participant and will record the number of shares underlying the deferred stock units. No shares will be issued to the participant at the time of grant. The Committee may provide for the payment of dividend equivalents in the form of cash or shares in an amount equal to the dividends that would have been payable if the shares were outstanding.

     Other Stock-Based Awards. The Committee may grant other awards denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock.

     Performance-Based Cash Incentive Awards. The Committee may grant cash incentive awards, including short- and long-term cash incentive awards subject to the attainment of specified performance goals established by the Committee. At the end of the applicable performance period, the Committee will determine whether and to what extent the performance goals are achieved and to what extent each cash incentive award has been earned. Unless the Committee determines otherwise, cash incentive awards under the Incentive Plan will be structured in a manner that is intended to qualify for the performance-based exception from the tax deductibility limitation imposed by Section 162(m) of the Internal Revenue Code.

Performance Measures

     The Committee may establish conditions based on the achievement of performance measures for awards that are intended to qualify for the performance-based exception from the tax deductibility limitation imposed by Section 162(m) of the Internal Revenue Code. The measures may be based on company-wide performance or performance of a business unit, department, function or subsidiary of the company. The performance measures may include a comparison of the company’s performance as measured against the performance of a group of comparator companies, a published or special index or a stock market index. The following performance measures may be used under the Incentive Plan:

  Net earnings or net income (before or after taxes);

  Earnings per share;

  Net sales or revenue growth;

  Earnings growth;

  Net operating profit;

  Return measures (e.g., return on assets, capital, invested capital, equity, sales, or revenue);

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  Cash flow (including, e.g., operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

  Earnings before or after taxes, interest, depreciation, and/or amortization;

  Gross or operating margins;

  Productivity ratios;

  Share price (including, but not limited to, growth measures and total shareholder return);

  Expense targets;

  Margins;

  Operating efficiency;

  Market share;

  Customer satisfaction;

  Working capital targets and change in working capital;

  Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

  Member/patient enrollment growth (contracted business); and

  Clinical and financial outcomes (contracted business).

     For any performance-based award, the Committee may allow for adjustments to performance measures for specified events set forth in the Incentive Plan to the extent allowed by Section 162(m) of the Internal Revenue Code.

Amendment and Termination

     The Board of Directors may, at any time, amend, suspend or terminate the Incentive Plan in whole or in part, except that, if the Incentive Plan is approved by our stockholders, any change that requires stockholder approval under applicable law, regulation or rule will not be effective unless we obtain stockholder approval. No termination, amendment, suspension or modification of the Incentive Plan or an award agreement may materially adversely affect any prior award under the Incentive Plan, without the written consent of the participant holding the award.

Transferability of Awards

     In general, awards will not be transferable, other than by will or the laws of descent and distribution. The committee may determine that any transfer in violation of the Incentive Plan is null and void.

Forfeiture of Awards

     The Committee may specify in an award agreement that the award is subject to reduction, cancellation, forfeiture or recoupment upon termination of employment for cause, violation of

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material company policies, breach of restrictive covenants or other events specified by the Committee.

Change in Control

     Unless provided otherwise in an award agreement, in the event a change in control of the company occurs, each award outstanding under the Incentive Plan immediately prior to the change in control may be terminated or assumed and converted into an alternative award by the acquiring company, subject to post-change-in-control severance protection.

     In general, except as otherwise determined by the Committee, any outstanding award that is not assumed and converted into an alternative award will become fully vested immediately before the change in control, and the shares covered by the award will either participate in the change in control or be redeemed for cash or shares, as determined by the Committee.

Under the Incentive Plan, a change in control includes:

  the acquisition of 50% or more of our common stock, subject to certain exceptions, including, for example, if David Chess maintains beneficial ownership of more than 25% of our common stock;

  a change in a majority of the members of our Board of Directors;

  the completion of a merger, consolidation or reorganization, subject to certain exceptions, including, for example, where the holders of our common stock before the transaction own more than 50% of the stock of the surviving corporation; or

  stockholder approval of a complete liquidation or dissolution of the company.

     The complete definition of the term “change in control” is set forth in Section 2.10 of the Incentive Plan annexed to this proxy statement.

Tax Withholding

     Our obligation to make payments or issue unrestricted shares in connection with any award will be subject to and conditioned upon the satisfaction by the holder of applicable tax withholding obligations. The Committee may allow a participant to satisfy a withholding tax obligation in whole or in part by having us withhold shares that would otherwise be issued to the participant with a value equal to the minimum amount of the withholding obligation.

Federal Income Tax Consequences

     The following is a summary of anticipated federal income tax consequences associated with stock-based awards under the Incentive Plan.

Stock Options

     The grant of a stock option is not a taxable event. In general, a participant who receives an option that does not qualify as an “incentive stock option” under Section 422 of the Code will

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realize ordinary income at the time the option is exercised equal to the difference between the then value of the shares acquired by the exercise of the option over the option exercise price paid for the shares, and we will be entitled to a corresponding deduction. The participant’s tax basis for the shares will be equal to the value of the shares on the date ordinary income is realized and the participant’s tax holding period for shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.

     If a participant receives a stock option that qualifies as an “incentive stock option” under Section 422 of the Code, the participant will not realize income at the time the option is exercised (although the difference between the value of the shares and the exercise price will be taken into account as income for alternative minimum tax purposes), but will realize taxable income when the option shares are subsequently sold. If the participant sells the option shares more than two years after the date the option is granted and more than one year after the date the option is exercised, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. On the other hand, if the participant sells the option shares before the end of either of those periods, any gain realized on the sale will be taxable as ordinary income to the extent of the difference between the value of the shares on the date the option was exercised and the exercise price paid for the shares, and any remaining gain will be capital gain. In general, we will be entitled to a deduction equal to the ordinary income realized by the participant upon the sale of the option shares.

Stock Appreciation Rights (SARs)

     The grant of an SAR will not result in any immediate tax consequence to us or to the participant. Generally, the participant will realize ordinary income upon the exercise of an SAR, equal to the value of the shares or the cash payment issued or made in settlement of the award, and we will be entitled to a corresponding deduction.

Stock Settled Awards Other than Options and SARs

     In general, a participant who receives restricted stock or other stock settled awards under the plan will realize ordinary income at the time the restricted stock becomes vested or the participant receives vested shares in settlement of the award in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to potentially applicable deduction limitations under Section 162(m) of the Internal Revenue Code). The participant’s tax basis in the shares will generally be equal to the value of the shares on the date that ordinary income is realized, and the participant’s tax holding period for the shares will generally begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant’s holding period begins.

Tax Deductibility Limitation

     The Internal Revenue Code limits the allowable tax deduction that may be taken by us for compensation paid to some of our executive officers. The limit is $1,000,000 per executive per year, but certain “performance based compensation” is excluded from the limitation. Under the Incentive Plan, stock options, SARs, and performance-based stock and performance-based cash

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incentive awards may qualify as performance-based compensation not subject to the $1,000,000 limitation. Restricted stock and other share-based awards that are not performance based would be subject to the limitation unless the vesting and settlement of the awards are subject to the achievement of performance goals established under the Incentive Plan.

New Plan Benefits

     The following table sets forth the aggregate number of non-discretionary option awards that have been and/or will be granted during the 2008 fiscal year to the persons listed below pursuant to the 2008 Plan:

2008 EQUITY COMPENSATION PLAN
Name and Position	Dollar Value($)	Number of Units
David Chess	—	*
President and CEO
Jeffrey L. Zwicker	—	250,000	(2)
Former Chief Financial Officer and
Chief Operating Officer(1)
Emile A. Laliberte	—	*
Acting Chief Financial Officer and
Corporate Controller
Current Executive Officer Group	—	*
Non-Executive Director Group	—	1,050,000	(3)
Non-Executive Officer Employee Group	—	2,000,000	(4)

*	The number or type of awards, if any, that will be granted is not determinable at this time.

(1)	Mr. Zwicker retired effective as of December 31, 2007 as our Chief Financial Officer and Chief Operating Officer and was appointed to the Board of Directors on March 21, 2008.

(2)	Consists of an option to purchase 250,000 shares of our common stock granted under the 2008 Plan to Mr. Zwicker on March 28, 2008 in connection with his appointment to the Board of Directors.

(3)	Consists of options to purchase 250,000 shares of our common stock granted under the 2008 Plan to each of Messrs. Zwicker, Dietrich, Rakowski and Bigl on March 28, 2008 in connection with their appointment to the Board of Directors. Mr. Bigl was granted an option to purchase an additional 50,000 shares of common stock in connection with his service as non-executive Chairman of the Board which vested immediately.

(4)	Consists of options granted to certain non-executive employees to purchase up to 2,000,000 shares of our common stock under the 2008 Plan.

Equity Compensation Plan Information

     We did not have any compensation plan under which we authorized any equity securities for issuance as of December 31, 2007.

Vote Required

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented at the meeting is required for the approval of the HC Innovations, Inc.

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2008 Incentive Compensation Plan. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter, although they will be counted in determining whether there is a quorum. Abstentions will not be voted, although they will be counted for purposes of determining whether there is a quorum. Therefore, an abstention will have the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, and thereby increases the number of affirmative votes required to approve this proposal.

THE BOARD OF DIRECTORS DEEMS THE HC INNOVATIONS, INC. 2008 INCENTIVE COMPENSATION PLAN TO BE IN THE BEST INTEREST OF HC INNOVATIONS, INC. AND OUR STOCKHOLDERS AND RECOMMENDS A VOTE FOR APPROVAL OF THE 2008 INCENTIVE COMPENSATION PLAN.

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STOCKHOLDER PROPOSALS FOR OUR 2009 ANNUAL STOCKHOLDERS’
MEETING AND OTHER STOCKHOLDER COMMUNICATIONS

Stockholder Proposals

     We must receive all stockholder proposals that are intended to be included in our proxy statement for our 2008 annual meeting of stockholders no later than February 5, 2009 at HC Innovations, Inc., 10 Progress Drive, Suite 200, Shelton, Connecticut 06486, Attention: Secretary.

Stockholder Communications

     The Board of Directors maintains a process for stockholders to communicate with the Board of Directors or individual directors as follows. Stockholders who wish to communicate with the Board of Directors or an individual director should direct written correspondence to our Secretary at our principal executive office at 10 Progress Drive, Suite 200, Shelton, Connecticut 06486. Any such communication must contain (i) a representation that the stockholder is a holder of record of our stock, (ii) the name and address, as they appear on our books, of the stockholder sending such communication and (iii) the number of shares of our stock that are beneficially owned by such stockholder. The Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or take appropriate legal action regarding such communication.

Other Matters

     We do not know of any matters that are to be presented for action at the annual meeting other than those set forth above. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

     Proxies will be solicited by mail and may also be solicited in person or by telephone by some of our regular employees.

By order of the Board of Directors

Emile A. Laliberte Secretary

Shelton, Connecticut
May 22, 2008

29

Annex A

AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE

*	Membership
*	Purposes
*	Responsibilities
*	Authorities
*	Meetings
*	Limitations Inherent in the Audit Committee's Role

Membership:

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board of Directors”) of HC Innovations, Inc. (the “Corporation”) shall consist of three (3) or more directors who meet independence and financial literacy and expertise requirements satisfactory to the Board of Directors. The members of the Audit Committee shall be elected by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors shall designate a chairman from among the members of the Audit Committee. The Board may remove any committee member at any time. Vacancies on the Committee shall be filled by the Board of Directors. The designation of any Audit Committee member as the audit committee financial expert shall made on an annual basis by the Board of Directors.

Purposes:

The purpose of the Audit Committee shall be to assist the Board of Directors in fulfilling its oversight responsibilities relating to (i) the integrity of the Corporation’s financial statements, (ii) the Corporation’s compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Corporation’s independent auditors and (iv) the performance of the Corporation’s internal audit function. The Audit Committee shall, except when such powers are by statute or regulation reserved to the Board of Directors, possess and may exercise the powers of the Board of Directors relating to all accounting and auditing matters for the Corporation. All action by the Audit Committee shall be reported to the Board of Directors at its meeting next succeeding such action. Management is responsible for (a) the preparation presentation and integrity of the Corporation’s financial statements, (b) accounting and financial reporting principles and (c) the Corporation’s internal controls and procedures designed to promote compliance with accounting standards, applicable laws and the Corporation’s ethical standards. The Corporation’s independent auditing firm is responsible for performing an independent audit of the Corporation’s financial statements in accordance with generally accepted auditing standards.

Responsibilities:

In order to achieve the purposes outlined in this charter, the Audit Committee shall be assigned the following responsibilities:

1. Independent Auditors.

      (a) Be directly responsible for the appointment, compensation, retention, oversight and termination of the independent auditors, which auditors shall report directly to the Audit Committee;

      (b) Ensure that the independent auditors submit on a periodic basis (but at least annually) to the Audit Committee a report delineating all relationships between the independent auditor and the Corporation, and have authority to take appropriate action in response to the independent auditors’ report to assess and satisfy itself of the independent auditors’ independence;

      (c) Ensure that the independent auditors submit on a periodic basis (but at least annually) to the Audit Committee a report or reports describing (i) the independent auditors’ internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditors or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm; and any steps taken to deal with any such issues;

      (d) Pre-approve the audit, audit-related and non-audit services to be provided by the Corporation’s independent auditors, and the related fees, pursuant to pre-approval policies and procedures established by the Audit Committee;

      (e) Review with the independent auditors any audit problems or difficulties and management’s response thereto, and be directly responsible for the resolution of disagreements between management and the independent auditors regarding the Corporation’s financial reporting;

      (f) Require that the independent auditors advise the Audit Committee of any matters identified during reviews of quarterly financial statements or audits of annual financial statements which are required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards, and that the independent auditors provide such communication prior to the related quarterly or annual press release or, if not practicable, prior to filing the related Securities and Exchange Commission filings on Form 10-Q or Form 10-K;

      (g) Evaluate the independent auditors’ qualifications, performance and independence, including evaluation of the lead partner of the independent auditor, and monitor the rotation of the lead partner;

      (h) Review and discuss with the auditor its audit plans and procedures, including the scope, fees, staffing and timing of the audit; and

      (I) Establish policies for the Corporation’s hiring of current or former employees of the independent auditors.

2. Internal Auditors. Review the qualifications and work of the Corporation’s internal audit staff, the scope of the internal audit staff’s work plan for the year, its budget and staffing and, as appropriate, review significant findings and management’s actions to address these findings.

3. Financial Statements, Disclosures and Related Matters.

      (a) Review with the Corporation’s management, independent auditors and internal auditors, as appropriate, the following:

            (i) Any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation’s selection or application of accounting principles, and major issues as to the adequacy of the Corporation’s internal controls;

            (ii) Any analyses prepared by management and/or the independent auditors setting forth significant accounting and financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative methods under generally accepted accounting principles on the financial statements; and

            (iii) The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

      (b) Discuss with the Corporation’s management the type and presentation of information included in the Corporation’s earnings press releases, as well as financial information and earnings outlook provided to the public, analysts and rating agencies.

      (c) Prior to filing with the Securities and Exchange Commission, review and discuss with management and the independent auditors:

            (i) the Corporation’s annual audited financial statements to be filed on Form 10-K, and recommend to the Board whether the annual audited financial statements should be included in the Corporation’s Form 10-K, with the review to include: (A) the independent auditors’ judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements and (B) the disclosure included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

            (ii) management’s assessment of and report on the effectiveness of internal control over financial reporting as of the end of the most recent fiscal year, and the independent auditor’s related report;

            (iii) the Corporation’s quarterly financial statements to be filed on Form 10-Q, with the review to include the disclosures included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations;” and

            (iv) any significant deficiencies or material weaknesses identified by management in connection with required quarterly certifications, and any significant changes in internal control over financial reporting that are disclosed.

      (d) Obtain and review a report from the independent auditors, prior to filing of the Form 10-K with the Securities and Exchange Commission, related to the Corporation’s critical accounting policies and practices used; all alternative treatments under generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternatives and the independent auditors’ preferred treatment; and other material written communication between the independent auditors and management, as appropriate.

      (e) Prepare an Audit Committee report as required by the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

4. Other Risk Management Matters. Review the Corporation’s policies and practices with respect to risk assessment and risk management, including discussing with management the Corporation’s major financial risk exposures and the steps that have been taken to monitor and control such exposures.

5. Legal and Regulatory Compliance Matters.

      (a) Establish procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission to the Corporation of concerns regarding questionable accounting or auditing matters; and review any complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures; and

      (b) Review with the General Counsel the status of pending claims, litigation and other legal matters on a periodic basis, but no less frequently than once a year on a comprehensive basis.

6. Related Party Transactions. The Audit Committee shall review policies and procedures with respect to transactions between the Corporation and its officers, directors and affiliates and shall review and approve any related party transaction.

7. Committee Self-Assessment. The Audit Committee shall annually conduct a performance evaluation of the Committee.

Authorities:

In furtherance of its responsibilities, the Audit Committee shall have the power to investigate any matter falling within its jurisdiction, and it shall also possess the following authorities:

1. Outside Advisors. The Audit Committee may retain, at the Corporation’s expense, special legal, accounting or other advisors and may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditors to meet with any members of, or advisors to, the Audit Committee.

2. Delegated Authority. The Audit Committee shall perform such other functions and exercise such other powers as may be delegated to it from time to time by the Board of Directors.

3. Subcommittees. The Audit Committee may delegate its authority to subcommittees (which may consist of one or more members of the Committee) when it deems appropriate and in the best interests of the Corporation.

4. Reports to Board of Directors. The Committee shall report regularly to the Board of Directors.

5. Committee Charter. The Committee shall review and recommend to the Board of Directors the adequacy of its charter and proposed changes annually or as otherwise needed.

6. Funding.

      The Corporation shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; (ii) compensation to any advisers employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Meetings:

The Audit Committee shall hold at least four meetings each year, in person or telephonically at a place and time determined by the Audit Committee chairman, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable. The Audit Committee shall periodically, but at least annually, meet separately in executive session with representatives of the Corporation’s independent auditors, management and internal audit department.

Limitations Inherent in the Audit Committee’s Role:

Although the Audit Committee has the responsibilities and powers set forth in this charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. This is the responsibility of management and the independent auditors.

Annex B

MANAGEMENT DEVELOPMENT AND COMPENSATION
COMMITTEE CHARTER

COMMITTEE

      * Membership
      * Purposes
      * Responsibilities
      * Authorities
      * Meetings
      * Amendment

Membership:

The Management Development and Compensation Committee (the “Committee”) of the Board of Directors (the “Board of Directors”) of HC Innovations, Inc. (the “Corporation”) shall consist of at least three (3) or more directors who are a “non-employee director” as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended. The members of the Committee shall be elected by the Board of Directors to serve at the pleasure of the Board of Directors. The Board of Directors shall designate a chairman from among the membership of the Committee. The Board of Directors may remove any committee member at any time. Vacancies on the Committee shall be filled by the Board of Directors.

Purposes:

The Committee shall (i) make recommendations to the Board of Directors concerning the compensation of the Corporation’s executives, (ii) oversee the Corporation’s overall compensation and benefit philosophies, (iii) oversee the Corporation’s disclosures regarding executive compensation, including without limitation those included in the Corporation’s annual report and/or proxy statement and (iv) oversee the Corporation’s executive human development programs, including but not limited to executive succession planning.

Responsibilities:

The operation of the Committee will be subject to the provisions of the Corporation’s charter and bylaws and the Delaware General Corporation law, each as in effect from time to time. In order to achieve the purposes outlined in this charter, the Committee shall be assigned the following responsibilities:

1. Compensation of Chief Executive Officer. Review and approve corporate goals and objectives relevant to the Chief Executive Officer’s compensation; evaluate the Chief Executive Officer’s performance in light of those goals and objectives; and recommend to the Board of Directors the Chief Executive Officer’s compensation level based on this evaluation.

2. Compensation of Senior Officers. Review proposed candidates for senior officer positions and their development plans and recommend to the Board of Directors the compensation to be paid for services of senior officers of the Corporation as established by resolution of the Board of Directors from time to time.

3. Appraise management performance/other executive officers. Appraise the performance of management and have the power to fix the compensation of all other executive officers.

4. Compensation Plans. Administer the Corporation’s incentive-compensation plans which shall include the power to approve the benefits and grants provided by any bonus, supplemental, and special compensation plans, including pension, insurance, health, equity and performance-based executive compensation plans, and such powers as are by statute or the Corporation’s charter or bylaws reserved to the full Board of Directors.

5. Employment Agreements. Review and approve any employment agreements for the Corporation’s chief executive officer or any other members of senior management as well as, any severance, change-of-control, indemnification or other employment or compensation-related agreements with the Chief Executive Officer or other members of senior management.

6. Director Compensation. Periodically review the compensation paid to non-employee directors and make recommendations to the Board of Directors for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation paid to directors for their services as a director.

5. Committee; Charter Assessment. Conduct an evaluation of its performance at least annually. The evaluation shall address subjects including its composition, responsibilities, structure and processes and effectiveness. As part of this evaluation, the Committee shall review its charter. The Committee shall, as appropriate, make recommendations to the Board of Directors as a result of its performance evaluation and review of its charter.

6. Succession Planning. Oversee the development of appropriate succession planning for all executive level positions within the organization. This includes identification and execution of personal development activities designed to prepare executives for additional or changing responsibilities in support of the organizations strategic plan.

7. Executive Development. Oversee the Corporation’s human development programs for its executive officers, including recruitment, retention, development and internal communications programs.

Authorities:

In furtherance of its responsibilities, the Committee shall possess the following authorities:

1. Outside Advisors. The Committee may retain, at the Corporation’s expense, any outside advisor, including outside counsel and consulting firms to assist in evaluating executive compensation or otherwise fulfilling its obligations under this Charter.

2. Delegated Authority. The Committee may perform such other functions and exercise such other powers as may be delegated to it from time to time by the Board of Directors. The Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

3. Reports to Board of Directors. The Committee shall report all action by the Committee to the Board of Directors at its meeting next succeeding such action, which (except as specifically reserved to the Committee by statute or the Corporation’s charter or bylaws) shall be subject to revision and alteration by the Board of Directors.

Meetings:

The Committee will meet at least twice annually in person or telephonically at a place and time determined by the Committee chairman, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable. The Committee may invite members of management, legal counsel or other advisers to attend its meetings. Members of the Committee are expected to use reasonable efforts to attend each meeting.

Amendment:

This charter may be amended from time to time by the Board of Directors and any amendment must be disclosed by, and in accordance with, applicable laws, rules and regulations.

Annex C

HC Innovations, Inc. 2008 Incentive Compensation Plan

HC Innovations, Inc.
2008 Incentive Compensation Plan

Article 1. Establishment, Purpose, and Duration

     1.1 Establishment. HC Innovations, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the HC Innovations, Inc. 2008 Incentive Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document.

     This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options (subject to stockholder approval), Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Share Units, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, and Other Stock-Based Awards.

     This Plan shall become effective on March 25, 2008, the date of its adoption by the Board (the “Effective Date”) and shall remain in effect as provided in Section 1.3 (Duration of this Plan) hereof.

     1.2 Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees, Directors, and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

     1.3 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Article 2. Definitions

     Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1	“Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company), that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2	“Alternative Award” has the meaning set forth in Section 19.2 (Alternative Awards).

2.3	“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3 (Annual Award Limits).

2.4	“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Performance Shares, Performance Share Units, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.5	“Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.6	“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.7	“Board” or “Board of Directors” means the Board of Directors of the Company.

2.8	“Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 11 (Cash-Based Awards and Other Stock-Based Awards).

2.9	“Cause” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion:

(a)	Willful failure to substantially perform his or her duties as an Employee (for reasons other than physical or mental illness) or Director after reasonable notice to the Participant of that failure;

(b)	Misconduct that materially injures the Company or any Subsidiary or Affiliate;

(c)	Indictment of, or entering into a plea of nolo contendere to, a felony; or

(d)	Breach of any written covenant or agreement with the Company or any Subsidiary or Affiliate.

2.10	“Change in Control” means any of the following events as set out below, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and the Participant:

	(a)	The acquisition by any Person of Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Section 2.9 (Change in Control), the following acquisitions shall not constitute a Change in Control: (i) any acquisition by a Person who on the Effective Date is the Beneficial Owner of twenty-five percent (25%) or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, including without limitation, a public offering of securities, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (v) any acquisition by any corporation pursuant to a transaction which complies with subparagraphs (i), (ii), and (iii) of Section 2.10(c); provided, however, the acquisition by any Person of Beneficial Ownership of fifty percent (50%) or more of the combined voting power shall not constitute a Change in Control if David M. Chess, M.D. and/or entities he controls maintain a Beneficial Ownership of more than twenty-five (25%) of the then-outstanding voting securities of the Company entitled to vote generally in the election of Directors;

	(b)	Individuals who constitute the Board as of the Effective Date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board;

	(c)	Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination: (i) all or substantially all of the individuals and entities who were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; and (ii) no Person (excluding any Successor Entity or any employee benefit plan, or related trust, of the Company or such Successor Entity) beneficially owns, directly or indirectly, twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including individuals deemed to be members of the Incumbent Board by reason of the proviso to paragraph (b) of this Section 2.10 (Change in Control)) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

A “Change in Control” shall not result from any transaction precipitated by the Company’s insolvency, appointment of a conservator, or determination by a regulatory agency that the Company is insolvent, nor from any transaction initiated by the Company in regard to converting from a publicly traded company to a privately held company.

2.11	“Change in Control Price” means the price per share on a fully-diluted basis offered in conjunction with any transaction resulting in a Change in Control, as determined in good faith by the Committee as constituted before the Change in Control, if any part of the offered price is payable other than in cash.

2.12	“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations there under and any successor or similar provision.

2.13	“Committee” means the Compensation Committee of the Board or a subcommittee thereof. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.14	“Company” means HC Innovations, Inc., a Delaware corporation, and any successor thereto as provided in Article 22 (Successors) herein.

2.15	“Consolidated Operating Earnings” means the consolidated earnings before income taxes of the Company, computed in accordance with generally accepted accounting principles, but shall exclude the effects of Extraordinary Items.

2.16	“Covered Employee” means any key Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.17	“Deferred Annual Amount” has the meaning set forth in Section 9.1 (In General).

2.18	“Deferred Stock Unit” means a Participant’s contractual right to receive a stated number of Shares or, if provided by the Committee on the Grant Date, cash equal to the Fair Market Value of such Shares, under the Plan at the end of a specified period of time or upon the occurrence of a specified event.

2.19	“Director” means any individual who is a member of the Board of Directors of the Company.

2.20	“Disability” means, unless otherwise provided in an Award Agreement, a physical or mental disability or infirmity that prevents or is reasonably expected to prevent the performance of a Participant’s employment-related duties for a period of six months or longer and, within 30 days after the Company notifies the Participant in writing that it intends to terminate his employment, the Participant shall not have returned to the performance of his employment-related duties on a full-time basis; provided that for purposes of Article 6 (Stock Options) in respect of ISOs, the term “Disability” shall have meaning assigned to the term “Permanent and Total Disability” by Code Section 21(e)(3) (i.e., physical or mental disability or infirmity lasting not less than 12 months).

The Committee’s reasoned and good faith judgment of Disability shall be final, binding and conclusive, and shall be based on such competent medical evidence as shall be presented to it by such Participant and/or by any physician or group of physicians or other competent medical expert employed by the Participant or the Company to advise the Committee. Notwithstanding the foregoing (but except in the case of ISOs), with respect to any Participant who is a party to an employment agreement with the Company or any Subsidiary, “Disability” shall have the meaning, if any, specified in such Participant’s employment agreement.

2.21	“Effective Date” has the meaning set forth in Section 1.1 (Establishment).

2.22	“Elective Deferred Stock Units” has the meaning set forth in Section 9.1 (In General).

2.23	“Eligible Individual” means an individual who is an Employee, Director and/or Third Party Service Provider.

2.24	“Employee” means any individual designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

2.25	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.26	“Extraordinary Items” means (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; or (iv) the effect of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or Management Discussion and Analysis section of the Company’s annual report.

2.27	“Fair Market Value” or “FMV” means , on any date, (i) the closing sale price of a Share, as reported on the established stock exchange on which the Shares are regularly traded on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; (ii) if the Shares are not listed for trading on an established stock exchange, but a regular, active public market for the Shares exists (as determined in the sole discretion of the Committee or Board, whose discretion shall be conclusive and binding), the average of the closing bid and ask quotations per Share in the over-the-counter (“OTC”) market for such Shares on such date or, if no quotations are available on such date, on the last date preceding such date on which a quotation was reported; or (iii) if Shares are not listed for trading on an established stock exchange or quoted on the OTC, Fair Market Value shall be determined by the Committee in good faith. Such definition of Fair Market Value shall be specified in the Award Agreement and may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, or settlement or payout of an Award.

2.28	“Full Value Award” means an Award other than an ISO, NQSO, or SAR, which is settled by the issuance of Shares.

2.29	“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.30	“Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7 (Stock Appreciation Rights), used to determine whether there is any payment due upon exercise of the SAR.

2.31	“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 (Stock Options) to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.32	“Insider” shall mean an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.33	“Net Income” means the consolidated net income before taxes for the Plan Year, as reported in the Company’s annual report to shareholders or as otherwise reported to shareholders.

2.34	“New Employer” means a Participant’s employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.

2.35	“Nonemployee Director” means a Director who is not an Employee.

2.36	“Nonemployee Director Award” means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.37	“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.38	“Operating Cash Flow” means cash flow from operating activities as defined in SFAS Number 95, Statement of Cash Flows.

2.39	“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 (Stock Options).

2.40	“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.41	“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 11 (Cash- Based Awards and Other Stock-Based Awards).

2.42	“Participant” means any eligible individual as set forth in Article 5 (Eligibility and Participation) to whom an Award is granted.

2.43	“Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.44	“Performance Measures” means measures described in Article 13 (Performance Measures) on which performance goals are based for Awards intended to qualify as Performance-Based Compensation.

2.45	“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.46	“Performance Share” means a grant of a stated number of Shares to a Participant under the Plan that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.47	“Performance Share Unit” means a Participant’s contractual right to receive a stated number of Shares or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such Shares, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.48	“Performance Unit” means a Participant’s contractual right to receive a cash- denominated award, payable in cash or Shares, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.49	“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.50	“Plan” means the HC Innovations, Inc.2008 Incentive Compensation Plan.

2.51	“Plan Year” means the calendar year.

2.52	“Restricted Stock” means an Award granted to a Participant pursuant to Article 8 (Restricted Stock and Restricted Stock Units).

2.53	“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8 (Restricted Stock and Restricted Stock Units), except no Shares are actually awarded to the Participant on the Grant Date.

2.54	“Restriction Period” means the period when Restricted Stock, Restricted Stock Units, Deferred Stock Units and/or Other Stock-Based Awards are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion).

2.55	[Reserved.]

2.56	“Share” means a share of common stock of the Company.

2.57	“Share Authorization” has the meaning set forth in Section 4.1(a) (Share Authorization).

2.58	“Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 (Stock Appreciation Rights) herein.

2.59	“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.60	“Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration

     3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 (Administration) and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

     3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, (i) selecting Award recipients, (ii) establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements and any ancillary document or materials, (iii) granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, (iv) construing any ambiguous provision of the Plan or any Award Agreement, (v) establishing and certifying satisfaction of performance goals for purposes of satisfying the requirements of Code Section 162(m), (vi) subject to Article 20 (Amendment, Modification, Suspension, and Termination), adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate, and, (vii) making any other determination and taking any other action that it deems necessary or desirable for the administration or operation of the Plan and/or any Award Agreement.

     3.3 Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to a Nonemployee Director or an Employee who is considered an Insider; (ii) the resolution providing such authorization shall set forth the total number of Shares and/or Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to this Plan and Maximum Awards

     4.1 Number of Shares Available for Awards. Share Authorization. Subject to adjustment as provided in Section 4.4 (Adjustments in Authorized Shares) herein, the maximum number of Shares available for issuance to Participants under this Plan (the “Share Authorization”) shall be Six Million Nine Hundred Forty Eight Thousand and Seventy Three (6,948,073) Shares.

     4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the

Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Furthermore, any Shares withheld to satisfy tax withholding obligations on an Award issued under the Plan, Shares tendered to pay the exercise price of an Award under the Plan, and Shares repurchased on the open market with the proceeds of an Option exercise will no longer be eligible to be again available for grant under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

     4.3 Annual Award Limits. No more than 2 million shares may be covered by Awards granted to any individual in any calendar year. The maximum cash incentive that may be earned by any individual for any calendar year pursuant to a Cash Based Award shall be $1 million (plus the individual’s unused maximum amount from any prior year).

     4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards. Unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be at the discretion of the Committee and shall be conclusive and binding on Participants under this Plan.

     Subject to the provisions of Article 20 (Amendment, Modification, Suspension, and Termination) and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan), subject to compliance with the rules under Code Sections 409A, 422 and 424, as and where applicable.

Article 5. Eligibility and Participation

     5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors, and Third Party Service Providers.

     5.2 Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from the Eligible Individuals, those individuals to whom Awards shall be granted.

Article 6. Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Eligible Individuals in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). However, unless legitimate business criteria exist (within the meaning of Treas. Reg. 1.409A -1(b) (5) (E) (1)), an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes, in accordance with Section 23.14(d) (Determining “Controlled Group”).

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

     6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement, provided, however, that such price shall not be less than the FMV per Share on the Grant Date.

     6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

     6.5 Exercise of Options. Options granted under this Article 6 (Stock Options) shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

     Options granted under this Article 6 (Stock Options) shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee (setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares), or by complying with any alternative exercise procedure(s) the Committee may authorize.

     6.6 Payment. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full and, subject to the discretion of the Committee, may be paid either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b) and/or (c); and/or (e) any other method approved or accepted by the Committee in its sole discretion.

     Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

     Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

     6.7 Restrictions on Share Transferability. Unless otherwise specified in an Award Agreement or applicable employment agreement between the Company and a Participant, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 (Stock Options) as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares; provided, however, that any such restrictions on transferability shall not be based on gender, race, disability, religion or age.

     6.8 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7. Stock Appreciation Rights

     7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. However, unless legitimate business criteria exist (within the meaning of Treas. Reg. 1.409A -1(b) (5) (E) (1)), an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted SARs to the extent the Affiliate and/or

Subsidiary is part of the Company’s consolidated group for United States federal tax purposes, in accordance with Section 23.14(d) (Determining “Controlled Group”).

     Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

     The Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Award Agreement, provided, however, that the Grant Price shall not be less than 100% of the FMV of the covered Shares on the Grant Date.

     7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

     7.3 Term of SAR. The term of a SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

     7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

     7.5 Settlement of SARs. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

     At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

     7.6 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

     8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted

Stock and/or Restricted Stock Units to Eligible Individuals in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Eligible Individual on the Grant Date.

     8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

     8.3 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

     To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

     Except as otherwise provided in this Article 8 (Restricted Stock and Restricted Stock Units), Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

     8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3 (Other Restrictions), each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

     “The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the HC Innovations, Inc. 2008 Incentive Compensation Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from HC Innovations, Inc.”

     8.5 Voting Rights; Dividends. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. Unless and except to the extent determined by the Committee, the holder of a Restricted Stock Award and/or a Restricted Stock Unit Award will not be entitled to receive dividends on the Shares covered by such Award(s).

     8.6 Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Deferred Stock Units

      9.1 In General. Deferred Stock Units may be granted to Eligible Individuals at such time or times as shall be determined by the Committee without regard to any election by the Participant to defer receipt of any compensation or bonus amount payable to him. In addition, on fixed dates established by the Committee and subject to such terms and conditions as the Committee shall determine, the Committee may permit a Participant to elect to defer receipt of all or a portion of his annual compensation, annual incentive bonus and/or long-term compensation (other than Options or SARs) (“Deferred Annual Amount”) payable by the Company or a Subsidiary and receive in lieu thereof an Award of elective Deferred Stock Units equal to the number which may be obtained by dividing (i) the amount of the Deferred Annual Amount, by (ii) the Fair Market Value of one Share on the date of payment of such compensation and/or annual bonus (“Elective Deferred Stock Units”). Deferred Stock Units shall be evidenced by an Award Agreement that shall specify the number of Shares, to which the Deferred Stock Unit pertains, and such terms and conditions not inconsistent with the Plan as the Committee shall determine, including customary representations, warranties and covenants with respect to securities law matters. Upon the grant of Deferred Stock Units pursuant to the Plan, the Company shall establish a notional account for the Participant and will record in such account the number of Shares underlying the Deferred Stock Units awarded to the Participant. No Shares will be issued to the Participant at the time an award of Deferred Stock Units is granted.

     9.2 Rights as a Stockholder. The Committee shall determine whether and to what extent Dividend Equivalents will be credited to the account of, or paid currently to, a Participant receiving an Award of Deferred Stock Units. Unless otherwise provided by the Committee at or after the grant date, (i) any cash dividends or distributions credited to the Participant’s account shall be deemed to have been invested in additional Deferred Stock Units on the record date established for the related dividend or distribution in an amount equal to the number which may be obtained by dividing (A) the value of such dividend or distribution on the record date by (B) the Fair Market Value of one Share on such date, and such additional Deferred Stock Units shall be subject to the same terms and conditions as are applicable in respect of the Deferred Stock Units with respect to which such dividends or distributions were payable, and (ii) if any such dividends or distributions are paid in Shares or other securities, such shares and other securities shall be subject to the same Restriction Period and other restrictions, if any, as apply to the Deferred Stock Units with respect to which they were paid. A Participant shall not have any rights as a stockholder in respect of Deferred Stock Units awarded pursuant to the Plan (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the Shares attributable to such Deferred Stock Units have been issued to such Participant or his beneficiary.

     9.3 Vesting. Unless the Committee provides otherwise at or after the Grant Date, the portion of each Award of Deferred Stock Units that consists of Deferred Stock Units, together with any Dividend Equivalents credited with respect thereto, will be subject to a Restriction Period that shall lapse based on the performance of a minimum period of service or the occurrence of any event or events, including a Change in Control, as the Committee shall determine, either at or after the grant date. Notwithstanding the immediately preceding sentence, the Board may accelerate the lapse of the Restriction Period of any Deferred Stock Units at or after the Grant Date. The portion of each Award of Deferred Stock Units that consists of Elective Deferred Stock Units, together with any Dividend Equivalents credited with respect thereto, shall not be subject to any Restriction Period and shall be non-forfeitable at all times.

     9.4 Settlement. Subject to Articles 14 (Transferability of Awards), 19 (Change in Control) and 23 (General Provisions), and the last sentence of Section 9.1 (In General), unless the Committee determines otherwise at or after the Grant Date, the Company shall issue the Shares underlying any of a Participant’s Deferred Stock Units (and related Dividend Equivalents) for which the Restriction Period shall have lapsed on or prior to the date of such Participant’s termination of employment with or termination of service to the Company, Affiliate, and any Subsidiary, other than a termination for Cause, as soon as administratively practicable, but not later than 90 days, following the date of such termination of employment or service (or on such earlier date as the Committee shall permit or such later date as may be elected by the Participant in accordance with the rules and procedures of the Board). In the event of the termination of a Participant’s employment with or service to the Company, Affiliates, and the Subsidiaries for Cause, the Participant shall immediately forfeit all rights with respect to any shares of Deferred Stock Units (and related Dividend Equivalents) credited to his account, whether or not the Restriction Period shall have then lapsed. Subject to Articles 14 (Transferability of Awards), 19 (Change in Control) and 23 (General Provisions), and the last sentence of Section 9.1 (In General), unless the Committee determines otherwise at or after the grant date, the Company shall issue the Shares underlying any of a Participant’s Elective Deferred Stock Units (and related Dividend Equivalents) credited to such Participant’s account under the Plan as soon as administratively practicable, but not later than 90 days, following the date of such Participant’s termination of employment or service (or such later date as may be elected by the Participant in accordance with the rules and procedures of the Committee). The Committee may provide in the Award Agreement applicable to any Award of Deferred Stock Units that, in lieu of issuing Shares in settlement of any Deferred Stock Units, the Committee may direct the Company to pay to the Participant the Fair Market Value of the Shares corresponding to such Deferred Stock Units in cash. For each Share received in settlement of Deferred Stock Units, the Company shall deliver to the Participant a certificate representing such Share, bearing appropriate legends, if applicable. Notwithstanding anything to the contrary in this Section 9.4 (Settlement), the Committee may accelerate the distribution of any and all Shares subject to any Award of Deferred Stock Units prior to the time otherwise specified in this Section 9.4 (Settlement).

     9.5 Further Deferral Elections. A Participant may elect to further defer receipt of Shares issuable in respect of Deferred Stock Units (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee’s approval and to such terms as are determined by the Committee, all in its sole discretion, in accordance with Section 23.14(c) (iii) (Subsequent Deferral Elections).

Article 10. Performance Shares, Performance Share Units and Performance Units

     10.1 Grant of Performance Shares, Performance Share Units and Performance Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Shares, Performance Share Units and/or Performance Units to Eligible Individuals in such amounts and upon such terms as the Committee shall determine.

     10.2 Value of Performance Shares, Performance Share Units and Performance Units. Each Performance Share and each Performance Share Unit shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Shares, Performance Share Units and/or Performance Units that will be paid out to the Participant.

     10.3 Earning of Performance Shares, Performance Share Units, and Performance Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares, Performance Share Units and/or Performance Units shall be entitled to receive payout on the value and number of Performance Shares, Performance Share Units and/or Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

     10.4 Form and Timing of Payment of Performance Shares, Performance Share Units, and Performance Units. Payment of earned Performance Shares, Performance Share Units, and/or Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Shares, Performance Share Units, and/or Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares, Performance Share Units, and/or Performance Units at the close of the applicable Performance Period, but no later than the fifteenth (15th) day of the third month after the year in which the Performance Period ended. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Article 11. Cash-Based Awards and Other Stock-Based Awards

     11.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Eligible Individuals in such amounts and upon such terms as the Committee may determine.

     11.2 Other Stock-Based Awards. The Committee may grant to Eligible Individuals other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

     11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

     11.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. The Company may pay earned Cash-Based Awards and Other Stock-Based Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Award at the close of the applicable Performance Period, if any, but no later than the fifteenth (15th) day of the third month after the year in which the Performance Period ended, the award vests (unless a valid deferral election has been made), or the payment was otherwise scheduled date to be made.

Article 12. Nonemployee Director Awards

The Board or Committee shall determine all Awards to Nonemployee Directors. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement. Nonemployee Directors, pursuant to this Article 12 (Nonemployee Director Awards), may be awarded, or may be permitted to elect to receive, pursuant to the procedures established by the Board or a committee of the Board, all or any portion of their annual retainer, meeting fees or other fees in Shares, Restricted Stock, Restricted Stock Units, Deferred Stock Units or other Awards as contemplated by this Plan in lieu of cash.

If a Nonemployee Director subsequently becomes an Employee while remaining a member of the Board, any Award held by such individual at the time of such commencement of employment will not be affected thereby.

Article 13. Performance Measures

     13.1 In General. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share;

(c)	Net sales or revenue growth;

(d)	Earnings growth;

(e)	Net operating profit;

(f)	Return measures (e.g., return on assets, capital, invested capital, equity, sales, or revenue;

(g)	Cash flow (including, e.g., operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(h)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(i)	gross or operating margins;

(j)	Productivity ratios;

(k)	Share price (including, but not limited to, growth measures and total shareholder return);

(l)	Expense targets;

(m)	Margins;

(n)	Operating efficiency;

(o)	Market share;

(p)	Customer satisfaction;

(q)	Working capital targets and change in working capital;

(r)	Economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital);

(s)	Member/patient enrollment growth (contracted business); and

(t)	Clinical and financial outcomes (contracted business).

      Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or

Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 13 (Performance Measures).

     13.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees; they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

     13.3 Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

     13.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 13.1 (Performance Measures, In General).

Article 14. Transferability of Vested Awards

     14.1 In General. Except as provided in Section 14.2 (Committee Action) below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void.

     14.2 Committee Action. The Committee may, in its sole discretion, determine that notwithstanding Section 14.1 (In General), any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

Article 15. Impact of Termination of Employment/Service on Awards

     15.1 In General. Unless otherwise specified by the Committee and set forth in the Award Agreement or applicable employment agreement, upon the termination of a Participant’s employment with the Company, Affiliate and/or Subsidiary or service as a Nonemployee Director or to the Company, Affiliate and/or Subsidiary, for any reason whatsoever, except as otherwise set forth in this Article 15 (Impact of Termination of Employment/Service on Awards), in an Award Agreement or applicable employment agreement or, with the consent of such individual, as determined by the Committee at any time prior to or after such termination, Awards granted to such Participant will be treated as follows:

     (a) Any Options and SARs will (i) to the extent not vested and exercisable as of the date of such termination of employment or of service as a Nonemployee Director or to the Company, Affiliate and/or Subsidiary, terminate on the date of such termination and (ii) to the extent vested and exercisable as of the date of such termination of employment or of service as a Nonemployee Director or to the Company, Affiliate and/or Subsidiary, remain exercisable for a period of ninety (90) days following the date of such termination, or, in the event of the Participant’s death during such ninety (90) day period, remain exercisable by the estate of the deceased Participant until the end of the period of one (1) year following the date of such termination (but in no event beyond the maximum term of such Award).

     (b) Any unvested portion of any Restricted Stock, Restricted Stock Units, or Deferred Stock Units will be immediately forfeited.

     (c) Any Performance Shares, Performance Share Units, or Performance Units will be immediately forfeited and terminate.

     (d) Any other Awards, including, but not limited to, Cash-Based Awards and Other Stock-Based Awards, to the extent not vested will be immediately forfeited and terminate.

     15.2 Upon Death or Disability. Except as otherwise provided in an Award Agreement or applicable employment agreement, in the event a Participant’s employment is terminated with the Company, Affiliate, and/or Subsidiary or Participant’s service on the Board or to the Company, Affiliate, and/or Subsidiary is terminated as a result of the Participant’s death or Disability, Awards granted to such Participant will be treated in the same manner as described in Section 15.1 except that the 90-day post-termination exercise period for the exercise of vested Options and SARs, as described in Section 15(a)(ii), will be extended to one year following the date of such termination of employment.

     15.3 [Reserved.]

     15.4 For Cause. Except as otherwise provided in an Award Agreement or applicable employment agreement, in the event a Participant’s employment with the Company, Affiliate and/or Subsidiary or service on the Board is terminated for Cause, Awards granted to such Participant will be treated as follows:

     (a) Any Options and SARs, whether vested or unvested, will be immediately forfeited and terminate.

     (b) Any unvested portion of any Restricted Stock, Restricted Stock Units, or Deferred Stock Units will be immediately forfeited and terminate.

     (c) Any Performance Shares, Performance Share Units, or Performance Units will be immediately forfeited and terminate.

     (d) Any other Awards to the extent not vested will be immediately forfeited and terminate.

     15.5 Upon Termination of Employment in Connection with a Change in Control. Except as otherwise provided in an Award Agreement, upon a termination in connection with a change in control, Awards granted to a Participant will be treated as set forth in Article 19 (Change in Control).

     15.6 Bona Fide Leave. Notwithstanding the fact that a Participant’s employment ostensibly terminates and except as otherwise provided in an Award Agreement, if the Participant is on a bona fide leave of absence, as defined in Treas. Reg. 1.409A - 1(h)(1), then the Participant will be treated as having a continuing employment relationship (and not as having terminated employment for purposes of this Plan) so long as the period of the leave does not exceed six (6) months, or if longer, so long as the Participant retains a right to reemployment with the Company, Subsidiary, and/or Affiliate under an applicable statute or by contract.

Article 16. Dividend Equivalents

     Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 17. Beneficiary Designation

     Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 18. Rights of Participants

     18.1 Employment/Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company, Affiliate or Subsidiary at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

     Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 (Administration) and 20 (Amendment, Modification, Suspension, and Termination), this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

     18.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

     18.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 19. Change in Control

      19.1 Accelerated Vesting and Payment.

(a)	In General. Unless the Committee otherwise determines in the manner set forth in Section 19.2 (Alternative Awards), upon the occurrence of a Change in Control, (i) all Options and SARs shall become exercisable, (ii) the Restriction Period on all Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Other Stock-Based Awards shall lapse immediately prior to such Change in Control, (iii) Shares underlying Awards of Restricted Stock Units, and Deferred Stock Units, and Other Stock-Based Awards shall be issued to each Participant then holding such Award immediately prior to such Change in Control or, at the discretion of the Committee (as constituted immediately prior to the Change in Control) (iv) each such Option, SAR, Restricted Stock Unit, Deferred Stock Unit, and/or Other Stock-Based Award shall be canceled in exchange for an amount equal to the product of (A)(i) in the case of Options and SARs, the excess, if any, of the product of the Change in Control Price over the Exercise Price or Grant Price for such Award, and (ii) in the case of other such Awards, the Change in Control Price, multiplied by (B) the aggregate number of Shares covered by such Award, less any amount per Award to be paid by the Participant or by which the amount ultimately to be paid to the Participant is reduced.

(b)	Performance Shares, Performance Share Units and Performance Units. Unless the Committee otherwise determines at the time of grant of Performance Shares, Performance Share Units or Performance Units, in the event of a Change in Control, (A) any Performance Period in progress at the time of the Change in Control for which Performance Shares, Performance Share Units, or Performance Units are outstanding shall end effective upon the occurrence of such Change in Control and (B) all Participants granted such Awards shall be deemed to have earned a pro rata award equal to the product of (i) such Participant’s target award opportunity with respect to such Award for the Performance Period in question and (ii) the percentage of performance objectives achieved as of the date on which the Change in Control occurs. Any Performance Shares, Performance Share Units, and Performance Units for which the applicable prorated performance objectives have not been achieved shall be forfeited and canceled as of the date of such Change in Control.

(c)	Timing of Payments. Payment of any amounts calculated in accordance with Sections 19.1(a) (In General) and (b) (Performance Shares, Performance Share Units, and Performance Units) shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable, but in no event later than 30 days, following the Change in Control. For purposes hereof, the fair market value of one share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.

(d)	Section 409A. Notwithstanding any provision of this Plan to the contrary, to the extent an Award shall be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of a Change in Control and such Change in Control does not constitute a “change in the ownership or effective control” or a “change in the ownership or a substantial portion of the assets” of the Corporation within the meaning of Code Section 409A(a)(2)(A)(v), then even though such Award may be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of the Change in Control or any other provision of this Plan, payment will be made, to the extent necessary to comply with the provisions of Code Section 409A, to the Participant on the earliest of: (i) the Participant’s “separation from service” with the Corporation (determined in accordance with Code Section 409A); provided, however, that if the Participant is a “specified employee” (within the meaning of Code Section 409A), the payment date shall be the date that is six (6) months after the date of the Participant’s separation from service with the Employer (except that during such 6 month period the Participant may receive total payments from the Company that do not exceed the amount specified in Treas. Reg. Section 1.409A-1(b)(9)(iii)(A) ), (ii) the date payment otherwise would have been made in the absence of any provisions in this Plan to the contrary (provided such date is permissible under Code Section 409A), or (iii) the Participant’s death.

     19.2 Alternative Awards. Notwithstanding Section 19.1 (Accelerated Vesting and Payment), no cancellation, termination, acceleration of exercisability or vesting, lapse of any Restriction Period or settlement or other payment shall occur with respect to any outstanding Award (other than an award of Performance Shares, Performance Share Units, or Performance Units), if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Awards shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award being hereinafter referred to as an “Alternative Award”) by the New Employer, provided that any Alternative Award must:

     (i) be based on shares of common stock that are traded on an established U.S. securities market;

     (ii) provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

     (iii) have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

     (iv) have terms and conditions which provide that in the event that the Participant suffers an involuntary termination within two years following the Change in Control any conditions on the Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such Participant shall be waived or shall lapse, as the case may be.

In the event that a Participant is terminated without Cause or terminates for Good Reason within six months before a Change in Control, then, upon the occurrence of a Change in Control (i) all of the Participant’s Options and SARs shall become exercisable, (ii) the Restriction Period on all Restricted Stock, Restricted Stock Units, Deferred Stock Units, and Other Stock-Based Awards held by the Participant shall lapse immediately prior to such Change in Control, (iii) Shares underlying the Participant’s Awards of Restricted Stock Units, and Deferred Stock Units, and Other Stock-Based Awards shall be issued to such Participant immediately prior to such Change in Control or, at the discretion of the Committee (as constituted immediately prior to the Change in Control) (iv) each such Option, SAR, Restricted Stock Unit, Deferred Stock Unit, and/or Other Stock-Based Award shall be canceled in exchange for an amount equal to the product of (A)(i) in the case of Options and SARs, the excess, if any, of the product of the Change in Control Price over the Exercise Price or Grant Price for such Award, and (ii) in the case of other such Awards, the Change in Control Price, multiplied by (B) the aggregate number of Shares covered by such Award, less any amount per Award to be paid by the Participant or by which the amount ultimately to be paid to the Participant is reduced.

Article 20. Amendment, Modification, Suspension, and Termination

     20.1 Amendment, Modification, Suspension, and Termination. Subject to Sections 20.3 (Awards Previously Granted) and 20.5 (Repricing Prohibition), the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and/or any Award Agreement in whole or in part; provided, however, that, if the Plan is approved by the Company’s stockholders, then, from and after the date of such approval, no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by applicable law, regulation, or stock exchange rule.

     20.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (other than those described in Section 4.4 (Adjustments in Authorized Shares) hereof), affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

     20.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 20.4 (Amendment to Conform to Law)), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

     20.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 20.4 (Amendments to Conform to Law) to any Award granted under the Plan without further consideration or action.

     20.5 Repricing Prohibition. Except to the extent (i) approved in advance by holders of a majority of the Shares of the Company entitled to vote generally in the election of Directors or (ii) provided in Section 4.4 (Adjustments in Authorized Shares), the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the Option Price or the Grant Price of any outstanding Option or SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted.

Article 21. Withholding

     21.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

     21.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 22. Successors

     All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 23. General Provisions

     23.1 Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-(12-)month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

     23.2 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

     23.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

     23.4 Severability. In the event that any one or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

     23.5 Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

     23.6 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

     23.7 Deferrals. The Committee may postpone the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an ISO, in accordance with Treas. Reg. 1.409A -1(b)(4)(ii). In such case, payment of such deferred amounts must be made as soon as reasonably practicable following the first date on which the Company, Subsidiary and/or Affiliate anticipates or reasonably should anticipate that, if the payment were made on such date, the Company’s, Affiliate’s and/or

Subsidiary’s deduction with respect to such payment would no longer be restricted due to the application of Code Section 162(m).

     23.8 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

     23.9 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors, or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

    (a) Determine which Affiliates and Subsidiaries shall be covered by this Plan;

    (b) Determine which Employees, Directors and/or Third Party Service Providers outside the United States are eligible to participate in this Plan;

    (a) Modify the terms and conditions of any Award granted to Employees, Directors and/or Third Party Service Providers outside the United States to comply with applicable foreign laws;

    (b) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 23.9 (Employees Based Outside of the United States) by the Committee shall be attached to this Plan document as appendices; and

    (c) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

      Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

     23.10 Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     23.11 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, it’s Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

     23.12 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     23.13 No Impact on Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.

23.14 Compliance with Code Section 409A.

     (a) In General. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Code Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

     (b) Elective Deferrals. No elective deferrals or re-deferrals of compensation (as defined under Code Section 409A and/or guidance thereto) other than in regard to Deferred Stock Units and/or Restricted Stock Units are permitted under this Plan. Instead, any such elective deferrals of compensation shall only be permitted pursuant to the Company’s nonqualified deferred compensation plan.

     (c) Applicable Requirements. To the extent any of the Awards granted under this Plan are deemed “deferred compensation” and hence subject to Code Section 409A, the following rules shall apply to such Awards:

            (i) Mandatory Deferrals. If the Company decides that the payment of compensation under this Plan shall be deferred within the meaning of Code Section 409A, then, except as provided pursuant to Treas. Reg. 1.409A -1(b) (4) (ii), at grant of the Award to which such compensation payment relates, the Company shall specify the date(s) at which such compensation will be paid in the Award Agreement.

            (ii) Initial Deferral Elections. For Awards of Deferred Stock Units and Restricted Stock Units where the Participant is given the opportunity to elect the timing and form of the payment of the underlying Shares at some future time once any requirements have been satisfied, the Participant must make his or her initial deferral election for such Award in accordance with the requirements of Code Section 409A, i.e., within thirty (30) days of first becoming eligible to receive such award or prior to the start of the year in which the Award is granted to the Participant, in each case pursuant to the requirements of Code Section 409A and Treas. Reg. Section 1.409A -2.

            (iii) Subsequent Deferral Elections. To the extent the Company or Committee decides to permit compensation subject to Code Section 409A to be re-deferred pursuant to Treas. Reg. 1.409A -2(b), then the following conditions must be met: (1) such election will not take effect until at least 12 months after the date on which it is made; (2) in the case of an election not related to a payment on account of disability, death, or an unforeseeable emergency, the payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been paid; and, (3) any election related to a payment at a specified time or pursuant to a fixed schedule (within the meaning of Treas. Reg. 1.409A -3(a)(4)) must be made not less than 12 months before the date the payment is scheduled to be paid.

            (iv) Timing of Payments. Payment(s) of compensation that is subject to Code Section 409A shall only be made upon an event or at a time set forth in Treas. Reg. 1.409A -3, i.e., the Participant’s separation from service, the Participant’s becoming disabled, the Participant’s death, at a time or a fixed schedule specified in the Plan or an Award Agreement, a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or the occurrence of an unforeseeable emergency.

            (v) Certain Delayed Payments. Notwithstanding the foregoing, to the extent an amount was intended to be paid such that it would have qualified as a short-term deferral under Code Section 409A and the applicable regulations, then such payment is or could be delayed if the requirements of Treas. Reg. 1.409A -1(b)(4)(ii) are met.

            (v) Acceleration of Payment. Any payment made under this Plan to which Code Section 409A applies may not be accelerated, except in accordance with Treas. Reg. 1.409A -3(j) (4), i.e., upon a Participant’s separation from service, the Participant becomes disabled, the Participant’s death, a change of ownership or effective control, or in the ownership of a substantial portion of the assets, or upon an unforeseeable emergency (all as detailed in Treas. Reg. 1.409A -3(a)).

     (d) Determining “Controlled Group”. In order to determine for purposes of Code Section 409A whether a Participant or Eligible Individual is employed by a member of the Company’s controlled group of corporations under Code Section 414(b) (or by a member of a group of trades or businesses under common control with the Company under Code Section 414(c)) and, therefore, whether the Shares that are or have been purchased by or awarded under this Plan to the Participant are shares of “service recipient” stock within the meaning of Code Section 409A:

            (i) In applying Code Section 1563(a)(1), (2) and (3) for purposes of determining the Company’s controlled group under Code Section 414(b), the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Code Section 1563(a)(1), (2) and (3); and

           (ii) In applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses under common control with the Corporation for purposes of Code Section 414(c), the language “at least 50 percent” is to be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c) -2;

            (iii) Notwithstanding the above, to the extent that the Company finds that legitimate business criteria exist within the meaning of Treas. Reg. 1.409A -1(b)(5)(E)(1), then the language “at least 50 percent” in clause (i) and (ii) above shall instead be “at least 20 percent.”

     23.15 Nonexclusively of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

     23.16 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

     23.17 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

     23.18 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

     23.19 Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3 (Administration), shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.

     The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

HC INNOVATIONS, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 24, 2008

     James J. Bigl and David Chess, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of common stock of HC Innovations, Inc. held of record by the undersigned on May 15, 2008, at the annual meeting of stockholders to be held at 10:00 a.m. on Tuesday, June 24, 2008, at the offices of HC Innovations, Inc. located at 10 Progress Drive, Suite 200, Shelton, Connecticut 06486, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF
HC INNOVATIONS, INC.
June 24, 2008

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Daylight Time the day before the cut-off or meeting date.

¯ Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. ↑

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 and 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board of Directors recommends a vote “FOR”

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡	James J. Bigl
		¡	David Chess
☐	WITHHOLD AUTHORITY	¡	Orlo L. Dietrich
	FOR ALL NOMINEES	¡	Richard Rakowski
		¡	Jeffery L. Zwicker
☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: —

To change the address on your account, please check the box at right and indicate your new					☐
address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

The Board of Directors recommends a vote “FOR”
			FOR	AGAINST	ABSTAIN
2	.	Ratification of the Board of Directors’ selection of Carlin, Charron &	☐	☐	☐
Rosen, LLP as independent registered public accounting firm for the 2008 fiscal year.

The Board of Directors recommends a vote “FOR”
			FOR	AGAINST	ABSTAIN
3	.	Approval of the HC Innovations, Inc. 2008 Incentive Compensation Plan	☐	☐	☐

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

The below-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of ________________________	Date: ____________	Signature of ________________________	Date:____________
Stockholder		Stockholder

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.